ESCROW AGREEMENT

THIS AGREEMENT made as of the 25th day of January, 2016.

BETWEEN:

TURNSTONE CAPITAL INC., having an address at 25 Mason Complex, Stoney Ground, PO Box 193, Stoney Ground The Valley, British Anguilla

(the “Lender”)

AND:

CLARK WILSON LLP, having an address at Suite 900 – 885 Georgia Street W., Vancouver, British Columbia V6C 3H1, Canada

(the “Escrow Agent”)

AND:

THE ALKALINE WATER COMPANY INC., having an address at 7730 E. Greenway Road, Suite 203, Scottsdale, Arizona 85260, U.S.A.

(the “Company”)

WHEREAS:

A.                    Pursuant to the terms and conditions of a Loan Agreement of even date herewith between the Company and the Lender (the ”Loan Agreement”) and the terms and conditions of this Agreement, the Company has agreed to issue 1.5 million shares of common stock in the capital of the Company (the “Shares”) to the Lender; and

B.                    The Lender and the Company wish to appoint the Escrow Agent to accept, hold and release the Shares pursuant to the terms of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of the terms and conditions set out herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                    DEPOSIT INTO ESCROW

1.1                  The Company will, upon the closing of the Loan Agreement, deliver one (1) share certificate representing the Shares (the “Certificate”) and a cancellation resolution (the “Cancellation Resolution”) to effect the cancellation of the Shares, substantially in the form set out in Schedule A, to the Escrow Agent.

1.2                  The Lender will, upon the closing of the Loan Agreement, deliver a duly executed and medallion guaranteed stock power of attorney (the “Stock Power”) to effect the cancellation of the Shares, substantially in the form set out in Schedule B, to the Escrow Agent.

1.3                  The Escrow Agent will hold the Certificate, the Cancellation Resolution, and the Stock Power (collectively, the “Stock Cancellation Documents”) in escrow subject to the terms and conditions of this Agreement.

1.4                  The Company and the Lender hereby appoint the Escrow Agent as the agent for and on behalf of the Company and the Lender in respect of the Stock Cancellation Documents, on the terms and subject to the conditions set forth in this Agreement.

2.                    ESCROW PROVISIONS

2.1                  The Lender and the Company hereby direct the Escrow Agent to retain the Stock Cancellation Documents and not to cause anything to be done to release the same from escrow except in accordance with this Agreement.

2.2                  In the event that there is any Event of Default (as defined in the promissory note issued pursuant to the Loan Agreement) that is not cured in accordance with the Loan Agreement, the Lender will deliver a written notice to the Company and the Escrow Agent acknowledging such event, and if the Company does not object within five (5) business days, the Escrow Agent will deliver the Certificate and Stock Power to the Lender.

2.3                  In the event that the Company repays the loan pursuant to the Loan Agreement and there is no Event of Default that is not cured in accordance with the Loan Agreement at the time of repayment, the Company will deliver a written notice to the Lender and the Escrow Agent acknowledging such event, and if the Lender does not object within five (5) business days, the Escrow Agent will deliver the Stock Cancellation Documents to the transfer agent of the Company (the “Transfer Agent”) and request the Transfer Agent to cancel the Shares.

2.4                  If either of the Company or the Lender objects to the deliveries contemplated in Section 2.2 or 2.3, then the Escrow Agent will continue to retain the Stock Cancellation Documents until such objection is resolved between the Lender and the Company. Notwithstanding this Section 2.4, the Escrow Argent will still be able to deliver and interplead the Stock Cancellation Documents in accordance with Section 4.12 of this Agreement.

2.5                  The Escrow Agent is authorized by each of the Company and the Lender to make the deliveries required by this Section 2.

2.6                  In the event the Escrow Agent has not received any written notices pursuant to this Section 2 by the end of the fourth (4th) month (or such other longer time as is determined by the Company in its sole discretion) from the date hereof, the Escrow Agent will deliver the Stock Cancellation Documents to the Transfer Agent and request the Transfer Agent to cancel the Shares.

3.                    INDEPENDENT LEGAL ADVICE

3.1                  With respect to the preparation of this Agreement and the rights and obligations herein, each of the Lender and Company acknowledge that each has been advised to seek independent legal advice with respect to this Agreement and the documents delivered pursuant hereto and that Clark Wilson LLP is not protecting the rights and interests of any party to this Agreement.

4.                    ESCROW AGENT

4.1                  In exercising the rights, duties and obligations prescribed or confirmed by this Agreement, the Escrow Agent will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

4.2                  The Company and the Lender agree from time to time and at all times hereafter to save, defend, hold harmless and fully indemnify the Escrow Agent, its successors and assigns from and against all loss, costs, charges, suits, demands, claims, damages and expenses which the Escrow Agent, its successors or assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting pursuant to this Agreement or anything in any manner relating thereto or by reason of the Escrow Agent’s compliance in good faith with the terms hereof.

4.3                  In case proceedings should hereafter be taken in any court respecting the Stock Cancellation Documents, the Escrow Agent will not be obliged to defend any such action or submit its rights to the court until it has been indemnified by other good and sufficient security in addition to the indemnity given in Section 4.2 against its costs of such proceedings.

4.4                  The Escrow Agent will have no responsibility in respect of loss of the Stock Cancellation Documents except the duty to exercise such care in the safekeeping thereof as it would exercise if the Stock Cancellation Documents belonged to the Escrow Agent. The Escrow Agent may act on the advice of counsel but will not be responsible for acting or failing to act on the advice of counsel.

4.5                  The Escrow Agent will not be bound in any way by any contract between the other parties hereto whether or not it has notice thereof or of its terms and conditions and the only duty, liability and responsibility of the Escrow Agent will be to hold the Stock Cancellation Documents as herein directed and to deliver the same to such persons and to comply with other such conditions as are herein set forth. The Escrow Agent will not be required to pass upon the sufficiency of any of the written notices pursuant to Section 2 or the Stock Cancellation Documents to ascertain whether or not the person or persons who have executed, signed or otherwise issued or authenticated the said documents have authority to so execute, sign or otherwise authorize, issue or authenticate the said documents or any of them, or that they are the same persons named therein or otherwise to pass upon any requirement of such instruments that may be essential for their validity, but it shall be sufficient for all purposes under this Agreement insofar as the Escrow Agent is concerned that the said documents are deposited with the Escrow Agent as specified in this Agreement.

4.6                  In the event that the Stock Cancellation Documents are attached, garnished or levied upon under any court order, or if the delivery of the Stock Cancellation Documents is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting the Stock Cancellation Documents or affecting any act by the Escrow Agent, the Escrow Agent may, in its sole discretion, obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, orders, judgments or decrees, it will not be liable to any of the parties hereto or to any other person, firm, corporation or other entity by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

4.7                  Except as herein otherwise provided, the Escrow Agent is authorized and directed to disregard, in its sole discretion, any and all notices and warnings which may be given to it by any of the parties hereto or by any other person, firm, association or corporation. It will, however, at its sole discretion, obey the order, judgment or decree of any court of competent jurisdiction, and it is hereby authorized to comply with and obey such orders, judgments or decrees and, in case of such compliance, it shall not be liable by reason thereof to any of the parties hereto or to any other person, firm, association, corporation or other entity, even if thereafter any such order, judgment or decree may be reversed, modified, annulled, set aside or vacated.

4.8                  If the Escrow Agent receives any valid court order contrary to the instructions contained in this Agreement, the Escrow Agent may continue to hold the Stock Cancellation Documents until the lawful determination of the issue between the parties hereto.

4.9                  If written notice of protest is made by either of the Company and/or the Lender to the Escrow Agent to any action contemplated by the Escrow Agent under this Agreement, and such notice sets out reasons for such protest, the Escrow Agent may, at its sole discretion, continue to hold the Stock Cancellation Documents until the right to the Stock Cancellation Documents is legally determined by a court of competent jurisdiction or otherwise.

4.10                The Escrow Agent may resign as Escrow Agent by giving not less than five (5) days’ notice thereof to the Company and the Lender. The Company may terminate the Escrow Agent by giving not less than five (5) days’ notice to the Escrow Agent. The resignation or termination of the Escrow Agent will be effective and the Escrow Agent will cease to be bound by this Agreement on the date that is five (5) days after the date of receipt of the termination notice given hereunder or on such other date as the Escrow Agent and/or the Company may agree upon. All indemnities granted to the Escrow Agent herein will survive the termination of this Agreement or the termination or resignation of the Escrow Agent. In the event of termination or resignation of the Escrow Agent for any reason, the Escrow Agent shall, within that five (5) days’ notice period, deliver the Stock Cancellation Documents to the new escrow agent to be named by the Company.

4.11                Notwithstanding anything herein to the contrary, the Escrow Agent may act upon any written instructions given jointly by the Company and the Lender.

4.12                Notwithstanding anything herein to the contrary, in the event of any dispute arising between either of the Company and/or the Lender pertaining to this Agreement or any matters arising pursuant hereto, the Escrow Agent may, in its sole discretion, deliver and interplead the Stock Cancellation Documents into court and such delivery and interpleading will be an effective discharge to the Escrow Agent.

5.                    FEES

5.1                  The Company will pay all of the compensation of the Escrow Agent and will reimburse the Escrow Agent for any and all reasonable expenses, disbursements and advances made by the Escrow Agent in the performance of its duties hereunder, including reasonable fees, expenses and disbursements incurred by its counsel.

6.                    GENERAL

6.1                  Except as otherwise provided in this Agreement, no alteration, amendment, change or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the parties.

6.2                  This Agreement will enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators and successors.

6.3                  The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

6.4                  This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and the parties acknowledge that the courts of the Province of British Columbia shall have exclusive jurisdiction with respect to any matter arising under or related to this Agreement and the parties to this Agreement hereby irrevocably attorn and submit to such jurisdiction.

6.5                  Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail, the notice to the following address:

                 To the Company

7730 E. Greenway Road, Suite 203
Scottsdale, Arizona 85260

Attention:                  Richard A. Wright, Vice-President, Secretary,
                                    Treasurer and director
Email:                         Ricky@wtfcpa.com

To the Lender:

Turnstone Capital Inc.
25 Mason Complex, Stoney Ground
PO Box 193
Stoney Ground The Valley, British Anguilla
Email: <>

To the Escrow Agent:

Clark Wilson LLP
900 – 885 West Georgia Street
Vancouver, British Columbia
Canada V6C 3H1

Attention:                  Virgil Z. Hlus
Email:                         VHlus@cwilson.com
Facsimile:                  (604) 687-6314

(or to such other address as any party may specify by notice in writing to another party). Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the electronic communication was successfully transmitted, as the case may be. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

6.6                  Time is of the essence of this Agreement.

6.7                  It is understood and agreed by the parties to this Agreement that the only duties and obligations of the Escrow Agent are those specifically stated herein and no other.

6.8                  The parties expressly acknowledge that any previous agreement entered into by them will terminate and have no further force or effect upon the execution and delivery of this Agreement by all parties hereto.

6.9                  This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have caused this Escrow Agreement to be executed as of the day and year first written above.

CLARK WILSON LLP

Per:    /s/ Signed
          Authorized Signatory

TURNSTONE CAPITAL INC.

Per: /s/ Yenny Martinez
Director

THE ALKALINE WATER COMPANY INC.

Per: /s/ Richard A. Wright
Richard A. Wright, Vice-President, Secretary, Treasurer and Director

SCHEDULE A

FORM OF CANCELLATION RESOLUTION

CANCELLATION RESOLUTION
CORPORATE RESOLUTION AUTHORIZING RETIREMENT/OUTRIGHT
CANCELLATION WITHOUT REISSUANCE OF THE
ATTACHED CERTIFICATES

THE ALKALINE WATER COMPANY INC.

COMMON STOCK
CLASS OF STOCK

RESOLVED, THAT ISLAND STOCK TRANSFER STOCK, TRANSFER AGENT FOR THE ABOVE CLASS OF STOCK FOR THE ABOVE COMPANY, IS AUTHORIZED BY THE COMPANY TO CANCEL ALL CERTIFICATE(S) LISTED BELOW, WHICH ARE PRESENTED TO THE STOCK TRANSFER AGENT FOR OUTRIGHT CANCELLATION, AND DECREASE THE OUTSTANDING SHARES ON THE BOOKS OF THE COMPANY.

ORIGINAL CERTIFICATE(S) PRESENTED FOR CANCELLATION (PLEASE TYPE)

Registered	Certificate	Number	Cancellation	Restricted or
Name	Number	Of Shares	Date	Free Trading
.

DECREASING THE NUMBER OF SHARES OUTSTANDING BY _______________________ SHARES.

(NOTE – THIS RESOLUTION IS ONLY USED TO DECREASE THE CONTROL BOOK, NOT FOR A CORPORATE STOCK TRANSFER).

I, THE UNDERSIGNED, QUALIFIED OFFICER OF THE ABOVE NAMED COMPANY, DO HEREBY INDEMNIFY ISLAND STOCK TRANSFER AND THEIR EMPLOYEES AGAINST ANY AND ALL ACTIONS TAKEN BY THE ABOVE COMPANY, AND CERTIFY THAT THIS IS A TRUE COPY OF A RESOLUTION, SET FORTH AND ADOPTED ON THE BELOW DATE, AND THAT THE SAID RESOLUTION HAS NOT BEEN IN ANY WAY RESCINDED, ANNULLED OR REVOKED BUT THE SAME IS STILL IN FULL FORCE AND EFFECT.

X /s/ Ricky Wright	Ricky Wright
OFFICER’S SIGNATURE	OFFICER’S NAME PRINTED

Vice President	January 25, 2016
TITLE OF OFFICER	DATE

TELEPHONE NUMBER	FACSIMILE NUMBER

NOTE

NOTE-ALL CERTIFICATE(S) LISTED ABOVE FOR OUTRIGHT CANCELLATION MUST BE PRESENTED TO ISLAND STOCK TRANSFER PRIOR TO THE EXECUTION OF THIS RESOLUTION.

NOTE-IF ANY CERTIFICATE(S) IS (ARE) NOT IN THE POSSESSION/CONTROL OF THE COMPANY AND THE COMPANY WISHES TO STOP THE TRANSFER OF THE CERTIFICATE(S), PLEASE HAVE AN OFFICER COMPLETE A STOP TRANSFER RESOLUTION, NOT A CANCELLATION RESOLUTION.

NOTE-THIS RESOLUTION WILL NOT TAKE THE PLACE OF A STOP TRANSFER RESOLUTION, IF YOU WISH TO PLACE A STOP ON A CERTIFICATE PLEASE COMPLETE A STOP TRANSFER RESOLUTION.

SCHEDULE B

FORM OF STOCK POWER OF ATTORNEY

All certificates to be transferred must be enclosed with this stock power

The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever. The signature of the person executing this power must be guaranteed by an eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or Savings Association participating in a Medallion Program approved by the Securities Transfer Association, Inc. No other form of signature guarantee is acceptable.

STOCK POWER

For value received I/we hereby sell, assign and transfer unto

The Alkaline Water Company Inc.
(Print or Type Name)

7730 E Greenway Road, Suite 203, Scottsdale, AZ
(Address of Transferee)

SS# or Tax ID 99-0367049_________________________________

<>[Number of Shares] ______________shares of .	The Alkaline Water Company Inc
(Name of Company)
Represented by certificate number(s)___	<>[Certificate Number] ________________________________ .

The undersigned does (do) hereby irrevocably constitute and appoint Island Stock Transfer to transfer the said stock on the books of said company with full power of substitution in the premises.

(Must check one) Note: If any cost basis information below is not completed the issuer will be notified and given two weeks to provide the data. If the data is not provided at the end of the two weeks, the request will not be processed and will be rejected back to the issuer.

Original Cost $[Amount]	Original Issuance/Purchase Date__<>[Date of Issue]

Current Cost for this transaction $0

Gift____ Purchase/Sell__X__ (Includes both Private and Public Purchases) Compensation _____ (Includes payment for services)

Date January 25, 2016

/s/ Turnstone Capital Inc.
(Signature of Registered Holder completing the stock power)

Turnstone Capital Inc.
(Print Name of Registered Holder)

(Signature of Joint Registered Holder completing the stock power)

(Print Name of Joint Registered Holder)